                                                                   EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement Form S-3 of our report dated January 28, 1997 incorporated by reference in Chart House Enterprises Inc.'s Form 10-K for the year ended December 30, 1996 and to all references to our Firm included in this registration statement.


                                               /s/ ARTHUR ANDERSEN LLP

                                               ARTHUR ANDERSEN LLP


San Diego, California
January 27, 1998